UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022
Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry’s Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))
Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.025 per share	QUAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm

On February 24, 2022, Deloitte & Touche LLP (“Deloitte”) was notified on behalf of the Audit Committee of the Board of Directors (the “Audit Committee”) of Quad/Graphics, Inc. (the “Company”) that it was dismissed as the Company’s independent registered public accounting firm effective immediately.

The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2021 and in the subsequent interim period through February 24, 2022, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods. In addition, during the Company’s two most recent fiscal years and in the subsequent interim period through February 24, 2022, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided Deloitte with a copy of the disclosure contained in this section of this Current Report on Form 8-K prior to the time this report was filed with the Securities and Exchange Commission (the “SEC”) and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects to which it does not agree. A copy of Deloitte’s letter, dated February 28, 2022, is filed as Exhibit 16 to this Current Report on Form 8-K.

The Audit Committee determined that the time was opportune to engage in a request for proposal process for choosing the Company’s auditors. The Audit Committee’s decision to dismiss Deloitte and engage a new accounting firm resulted from that RFP process.

(b) New independent registered public accounting firm

On February 24, 2022, the Audit Committee appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for its year ending December 31, 2022, subject to completion of their client acceptance procedures.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2021 and in the subsequent interim period through February 24, 2022, neither the Company nor anyone on its behalf consulted E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in connection with which either a written report or oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” (as these terms are defined or described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.    Financial Statements and Exhibits.

(a)Not applicable.

(b)Not applicable.

(c)Not applicable.

(d)Exhibits. The exhibit listed in the exhibit index below is being filed herewith.

EXHIBIT INDEX

Exhibit
Number

(16)    Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated February 28, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 2, 2022

QUAD/GRAPHICS, INC.

		By:	/s/ Jennifer J. Kent
Jennifer J. Kent
Executive Vice President and Chief People & Legal Officer

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